Supplement Dated February 7, 2020
To The Prospectus Dated April 29, 2019, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity product(s).

Effective April 27, 2020, the JNL/Crescent High Income Fund’s name will change to the JNL/T. Rowe Price U.S. High Yield Fund and its sub-adviser will change from Crescent Capital Group LP to T. Rowe Price Associates, Inc. In connection with these changes, effective April 27, 2020, the Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price Associates, Inc.

This Supplement is dated February 7, 2020.